INVESCO EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED DECEMBER 15, 2022 TO THE PROSPECTUSES DATED
AUGUST 26, 2022:
Invesco S&P MidCap Quality ETF (XMHQ)
(the “Fund”)
Effective immediately, the following replaces the second and third paragraphs of the section titled “Principal Investment Strategies” in the Fund’s Summary Prospectus and in the section titled “Summary Information—Principal Investment Strategies” in the Fund’s Statutory Prospectus:
Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is composed of a subset of securities from the S&P MidCap 400® Index that the Index Provider has determined to have high “quality”—that is, stocks of companies that seek to generate higher revenue and cash flow than their counterparts through prudent use of assets and finances. The Index Provider assesses a security’s quality based on the following three fundamental measures: return on equity, accruals ratio and financial leverage ratio. Return on equity is calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share. Accruals ratio is computed using the change of the company’s net operating assets over the last year divided by the company’s average total assets over the last two years. Financial leverage is calculated as the company’s latest total debt divided by the company’s book value. The Index Provider assesses the quality of securities of companies in the financials or real estate sectors (according to the Global Industry Classification Standard (“GICS”)) based only on the return on equity and financial leverage ratio measures.
In selecting constituent securities for the Underlying Index, the Index Provider calculates the quality score of each security in the S&P MidCap 400® Index and then selects the 80 stocks with the highest quality score for inclusion in the Underlying Index. The Index Provider weights each component stock of the Underlying Index by the product of its quality score multiplied by its market capitalization in the eligible universe, subject to security and sector constraints and optimization procedures. Stocks with higher scores receive relatively greater weights.
Effective immediately, the following replaces the first two paragraphs on page 4 of the Statutory Prospectus in the section titled “Additional Information About the Fund’s Strategies and Risks—S&P MidCap 400® Quality Index”:
The Underlying Index is constructed from constituents of the S&P MidCap 400® Index (the “Parent Index”), a float-adjusted market capitalization-weighted index composed of 400 stocks chosen by S&P DJI that generally represents the U.S. mid-capitalization equities market. Securities selected for the Underlying Index are those that the Index Provider identifies as being high quality—that is, stocks of companies that seek to generate higher revenue and cash flow than their counterparts through prudent use of assets and finances. The Index Provider first calculates the quality score of each security in the Parent Index by determining the average of each component stock’s (1) return on equity (calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share); (2) accruals ratio (computed using the change of the company’s net operating assets over the last year divided by the company’s average total assets over the last two years); and (3) financial leverage ratio (calculated as the company’s latest total debt divided by the company’s book value). The Index Provider assesses the quality score of securities of companies in the financials or real estate sectors (according to GICS) based only on the return on equity and financial leverage ratio measures.
The Index Provider then selects 80 stocks with the highest average quality score for inclusion in the Underlying Index. The Index Provider weights each component stock of the Underlying Index by the product of its quality score multiplied by its market capitalization in the eligible universe, subject to security and sector constraints and optimization procedures. Stocks with higher scores receive relatively greater weights. The minimum weight of each component stock is 0.05%, and the maximum weight is the lesser of 5% or 20 times its market capitalization weight in the Parent Index. No sector (according to GICS) comprises more than 40% of the Underlying Index.
Please Retain This Supplement For Future Reference.
P-XMHQ-SUMSTATPRO-SUP-121522